INCOME TAX	12 Months Ended
Dec. 31, 2016
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense for the years ended December 31 follows:

	2016	2015	2014
	(In thousands)
Current expense (benefit)	$362	$200	$(359)
Deferred expense	9,756	9,128	7,672
Valuation allowance - change in estimate	17	35	(118)
Income tax expense	$10,135	$9,363	$7,195

Income tax expense includes income taxes in a variety of other states due primarily to Mepco’s operations. The amounts of such state income taxes were an expense (benefit) of $(0.1) million, $(0.1) million and zero in 2016, 2015 and 2014, respectively.

The deferred income tax expense of $9.8 million, $9.1 million and $7.7 million during 2016, 2015 and 2014 can be primarily attributed to the utilization of our net operating loss (“NOL”) carryfoward and decrease in our AFLL.

A reconciliation of income tax expense to the amount computed by applying the statutory federal income tax rate of 35% in each year presented to the income before income tax for the years ended December 31 follows:

	2016	2015	2014
	(In thousands)
Statutory rate applied to income before income tax	$11,515	$10,283	$8,826
Tax-exempt income	(534)	(434)	(522)
Bank owned life insurance	(477)	(449)	(480)
Share-based compensation	(348)	—	—
Unrecognized tax benefit	(155)	(135)	(595)
Non-deductible meals, entertainment and memberships	46	43	53
Net change in valuation allowance	17	35	(118)
Other, net	71	20	31
Income tax expense	$10,135	$9,363	$7,195

As described in Note #1, we adopted ASU 2016-09, “Compensation – Stock Compensation (718) Improvements to Employee Share-Based Payment Accounting” during the second quarter of 2016 which now requires us to recognize for book purposes either income tax expense or benefit on deficiencies / excess benefits relating to share-based compensation. Included in income tax expense for the year ended December 31, 2016 are tax benefits of $0.3 million due to the vesting of certain share-based compensation grants and the exercise of stock options during the period.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2016	2015
	(In thousands)
Deferred tax assets
Loss carryforwards	$17,131	$25,516
Allowance for loan losses	7,104	7,901
Alternative minimum tax credit carry forward	4,064	3,427
Property and equipment	3,143	3,369
Unrealized loss on securities available for sale	1,782	128
Purchase premiums, net	1,460	1,755
Share based payments	1,011	786
Litigation settlement	805	—

	2016	2015
	(In thousands)
Vehicle service contract counterparty contingency reserve	500	21
Unrealized loss on trading securities	486	578
Other than temporary impairment charge on securities available for sale	400	382
Deferred compensation	375	404
Valuation allowance on other real estate	277	592
Non accrual loan interest income	246	232
Reserve for unfunded lending commitments	228	228
Loss reimbursement on sold loans reserve	196	186
Other	1	—
Gross deferred tax assets	39,209	45,505
Valuation allowance	(1,071)	(1,054)
Gross deferred tax assets, net of valuation allowance	38,138	44,451
Deferred tax liabilities
Capitalized mortgage loan servicing rights	4,785	4,353
Deferred loan fees	490	256
Federal Home Loan Bank stock	45	45
Other	—	162
Gross deferred tax liabilities	5,320	4,816
Deferred tax assets, net	$32,818	$39,635

We assess whether a valuation allowance should be established against our deferred tax assets based on the consideration of all available evidence using a “more likely than not” standard. The ultimate realization of this asset is primarily based on generating future income. We concluded at both December 31, 2016 and 2015, that the realization of substantially all of our deferred tax assets continues to be more likely than not.

The valuation allowance against our deferred tax assets totaled $1.1 million at both December 31, 2016 and 2015. The valuation allowance against our deferred tax assets at December 31, 2016 primarily relates to state income taxes from Mepco. In this instance, we determined that the future realization of these particular deferred tax assets was not more likely than not. This conclusion in 2016 was based on the pending sale of Mepco’s payment plan business and in 2015 was primarily based on the uncertainty of Mepco’s future earnings attributable to particular states (given the various apportionment criteria) and the significant reduction in the size of Mepco’s business.

Because of our NOL and tax credit carryforwards, we are still subject to the rules of Section 382 of the Internal Revenue Code of 1986, as amended. An ownership change, as defined by these rules, would negatively affect our ability to utilize our NOL carryforwards and other deferred tax assets in the future. If such an ownership change were to occur, we may suffer higher-than-anticipated tax expense, and consequently lower net income and cash flow, in those future years.

At December 31, 2016, we had federal NOL carryforwards of approximately $46.0 million which, if not used against taxable income, will expire as follows:

(In thousands)
2031	$8,301
2032	37,739
Total	$46,040

In addition to the amounts in the table above we also had a minor amount of state NOL carryforwards in certain states where Mepco operates. In addition, we had $4.1 million of alternative minimum tax credit carryforwards with indefinite lives at December 31, 2016.

Changes in unrecognized tax benefits for the years ended December 31 follow:

	2016	2015	2014
	(In thousands)
Balance at beginning of year	$976	$1,091	$1,672
Additions based on tax positions related to the current year	19	20	18
Reductions due to the statute of limitations	(155)	(135)	(595)
Reductions due to settlements	—	—	(4)
Balance at end of year	$840	$976	$1,091

If recognized, the entire amount of unrecognized tax benefits, net of $0.3 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2016, 2015 and 2014. No amounts were accrued for interest and penalties at December 31, 2016, 2015 or 2014. At December 31, 2016, U.S. Federal tax years 2013 through the present remain open to examination.